UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2006

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer
Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky	41011
(Address of principal executive offices)	(Zip Code)

P.O. Box 391, Covington, Kentucky	41012-0391
(Mailing Address)	(Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 19, 2006, Ashland Inc. (“Ashland”) issued a press release announcing that it is exploring a possible separation of Ashland Paving And Construction Inc. (“APAC”), a wholly owned subsidiary of Ashland, and has entered into an exclusive negotiation period with Oldcastle Materials, Inc. regarding the possible sale of APAC. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated June 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

June 19, 2006	/s/ David L. Hausrath
David L. Hausrath
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release, dated June 19, 2006